UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   Current Report
                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):  February
                                      26, 1998


                            PLATINUM ENTERTAINMENT, INC.
               (Exact name of registrant as specified in its charter)

                                      DELAWARE
                   (State or other jurisdiction of incorporation)



                                 0-27852            36-3802328
                                       (Commission File Number)
                 (I.R.S. Employer
                                               Identification No.)


                                2001 Butterfield Road
                            Downers Grove, Illinois 60515
            (Address of principal executive offices, including zip code)

                                   (630) 769-0033
                (Registrant's telephone number, including area code)





            Item 8.   Change in fiscal year.
                 On February 26, 1998, Board of Directors of Platinum
            Entertainment, Inc. (the _Company_) resolved by unanimous consent to change the Company's fiscal year, formerly ending May 31, to a calendar year end, effective December 31, 1997. This change in fiscal year end makes the Company's year end comparable with other public companies in the industry.
            This change in fiscal year end also conforms the Company's quarterly fiscal periods to the quarterly and semi-annual periods for which the Company reports its royalties to its recording artists and publishers as well as the annual term of the Company's distribution agreement with PolyGram Group Distribution.

                 The decision of the Board of Directors to change to a
            calendar year end, effective as of December 31, 1997, was based on its desire to facilitate the Company's implementation of a new comprehensive financial reporting system and to avoid an expensive modification of such system at a later date.

                 A report on Form 10-K covering the transition period
            will be filed with the Securities and Exchange Commission on or before May 27, 1998.


            SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, Platinum Entertainment, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized, on this 13th day of March, 1998.

                                          PLATINUM ENTERTAINMENT, INC.




                                      By: /s/  STEVEN DEVICK

                                          Steven Devick
                                          Chairman of the Board and
                                          Chief Executive Officer






            Item 8.   Change in fiscal year.
                 On February 26, 1998, Board of Directors of Platinum
            Entertainment, Inc. (the _Company_) resolved by unanimous consent to change the Company's fiscal year, formerly ending May 31, to a calendar year end, effective December 31, 1997. This change in fiscal year end makes the Company's year end comparable with other public companies in the industry.
            This change in fiscal year end also conforms the Company's quarterly fiscal periods to the quarterly and semi-annual periods for which the Company reports its royalties to its recording artists and publishers as well as the annual term of the Company's distribution agreement with PolyGram Group Distribution.

                 The decision of the Board of Directors to change to a
            calendar year end, effective as of December 31, 1997, was based on its desire to facilitate the Company's implementation of a new comprehensive financial reporting system and to avoid an expensive modification of such system at a later date.

                 A report on Form 10-K covering the transition period
            will be filed with the Securities and Exchange Commission on or before May 27, 1998.

            SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, Platinum Entertainment, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized, on this 13th day of March, 1998.

                                          PLATINUM ENTERTAINMENT, INC.




                                      By:
                                          Steven Devick
                                          Chairman of the Board and
                                          Chief Executive Officer